Note 9 - Income Taxes	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Income Tax Disclosure [Text Block]

9. Income Taxes

Pretax loss resulting from domestic and foreign operations is as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Domestic	$(23,583)	$(19,107)	$(13,320)
Foreign	(9,205)	3,200	(6,240)
Pretax loss from continuing operations	$(32,788)	$(15,907)	$(19,560)

The components of the provision (benefit) for income taxes consists of the following:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Current income tax expense:
Federal	$467	$—	$—
State and local	(881)	411	80
Foreign	1,117	1,096	1,813
Total current income tax expense	703	1,507	1,893
Deferred income tax expense (benefit):
Federal	89	(175)	—
State and local	(12)	(843)	—
Foreign	(323)	573	(1,279)
Total deferred income tax expense (benefit)	(246)	(445)	(1,279)
Total income tax expense	$457	$1,062	$614

The reconciliation of the amounts at the U.S. federal statutory income tax rate to the company’s effective income tax rate is as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
U.S. federal statutory tax rate	$(6,886)	$(3,340)	$(4,108)
State and local income taxes, net	(962)	(519)	80
Stock-based compensation	10,865	6,770	2,748
Fair Value of Earnout Liability	(3,946)	—	—
Transaction Costs	(2,209)	—	—
Change in valuation allowance	3,085	(3,216)	1,516
Foreign operations	440	1,575	(375)
Return-to-Provision Adjustments	(196)	(538)	497
Permanent differences	334	65	157
Other, net	(68)	265	99
Total	$457	$1,062	$614

The Company’s effective tax rate differed from the U.S. federal statutory rate primarily due to mix of pre-tax income (loss) results by jurisdictions taxed at different rates than 21%, stock-based compensation, transaction costs, Section 162 limitation, and changes in valuation allowance in certain foreign jurisdictions.

Deferred income taxes are provided for the tax effect of temporary differences between the financial reporting basis and the tax basis of assets and liabilities. Significant components of the Company’s deferred tax assets and (liabilities) are as follows:

	December 31,	December 31,
	2021	2020
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$10,716	$6,814
Deferred Revenue	5,315	4,886
Compensation and benefits	4,384	1,792
Foreign tax credits	720	720
Fair Value of Earn-out Liability	181	—
Other	1,047	1,066
Total deferred tax assets	22,363	15,278
Deferred tax liabilities:
Property and equipment	(132)	(140)
Amortization	(214)	—
Commissions	(7,918)	(5,285)
Prepaid Subscription	(822)	(580)
Unbilled Receivable	(2,183)	(1,632)
Total deferred tax liability	(11,269)	(7,637)
Total Net Deferred Tax Assets	11,094	7,641
Valuation allowance	(8,356)	(5,530)
Net deferred tax asset	$2,738	$2,111

As of December  31, 2021, the Company had net operating loss (“NOL”) carryforwards for U.S. federal income tax of $6.6 million, and state and local income tax of $14.7 million, which may offset future taxable income. The state NOL carryforwards begin to expire in 2031. The Company also has foreign NOL carryforwards of approximately $35.6 million, which will expire beginning 2031 and NOL carryforward periods vary from 6 years to indefinite period. The Company has $0.7 million of foreign tax credit carryforwards available that expire in 2022 and 2023.

Under the provisions of the Internal Revenue Code, the U.S. NOL carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may become subject to an annual limitation in the event of a 50% cumulative change in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, as well as similar state tax provisions. This could limit the amount of NOLs that the Company can utilize annually to offset future taxable income or tax liabilities. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to the ownership change. The Company may have experienced an ownership change prior to December 31, 2021, however, the Company does not believe its NOL carryforwards would be limited under IRC Section 382. The Company could experience an ownership change in the future which could limit the utilization of certain NOL carryforwards.

ASC 740-10-30-5 requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. In making this assessment, management considered all available positive and negative evidence, including the level of historical taxable income, future reversals of existing temporary differences, tax planning strategies, and projected future taxable income. On the basis of this evaluation, a valuation allowance of $8.4 million and $5.5 million was recorded as of December 31, 2021 and December 31, 2020, respectively, against certain jurisdiction’s net deferred tax assets for which it is more likely than not that the tax benefit will not be realized. The valuation allowance was increased by $2.9 million for the year ended December 31, 2021, primarily due to full valuation allowances being established for Canada, Singapore, and the United Kingdom in the current year.  For the year ended December 31, 2020 the valuation allowance decreased by $4.6 million primarily due to the utilization of NOL carryforwards in various jurisdictions. For the year ended December 31, 2021, the Company released valuation allowance in net deferred tax assets in Switzerland. The Company determined that there is sufficient positive evidence to conclude that it is more likely than not that the deferred tax assets are realizable.

The Tax Cuts and Jobs Act of 2017 (the “Act”) subjects a U.S. shareholder to tax on global intangible low-taxed income (“GILTI”) earned by certain foreign subsidiaries. The Company has elected to account for GILTI as a period expense in the year the tax is incurred. As a result of the Act and the current U.S taxation of deemed repatriated earnings, the additional taxes might be payable upon repatriation of foreign earnings. As of December 31, 2021, the Company did not provide any foreign withholding taxes related to its foreign subsidiaries’ undistributed earnings, as such earnings have been retained and are intended to be indefinitely reinvested to fund ongoing operations of the foreign subsidiaries. It is not practicable to estimate the amount of taxes that would be payable upon remittance of these earnings, because such tax, if any, is dependent upon circumstances existing if and when remittance occur.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits, excluding interest and penalties is as follows:

	December 31,	December 31,
	2021	2020
	(in thousands)
Beginning balance	$5,369	$5,230
Additions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	—	139
Reduction for tax positions of prior years	(4,281)	—
Reduction for settlements	—	—
Expiration of applicable statute of limitations	—	—
Ending balance	$1,088	$5,369

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as part of the provision for income taxes. As of December 31, 2021, and December 31, 2020, the Company had $1.3 million and $1.2 million, respectively, of accrued interest and penalties associated with unrecognized tax benefits. These amounts were included in other non-current liabilities in their respective years. As of December 31, 2021 and December 31, 2020, the total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was not material.

As of December 31, 2021, the unrecognized tax benefits were reduced by approximately $4.0 million as a result of filing amended tax returns.

The Company files income tax returns in the U.S. federal jurisdiction, various state and foreign jurisdictions. The tax years 2017 through 2020 generally remain open for examination for federal, state and local tax purposes. The tax years 2011 through 2020 are open and subject to audit by foreign jurisdictions. To the extent utilized in future years’ tax returns, net operating loss carryforwards on December 31, 2021 and December 31, 2020 will remain subject to examination until the respective tax year is closed.